UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Absolute Return 100 Fund®

Annual report
10 | 31 | 17

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PARTX

Putnam
Absolute Return
100 Fund ®

Annual report
10 | 31 | 17

Consider these risks before investing: Allocation of assets among fixed-income strategies and sectors may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market or industry perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The fund is not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

December 13, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Performance history as of 10/31/17

Annualized total return (%) comparison

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

Recent broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

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Interview with your fund’s portfolio manager

Bill is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Albert Chan, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

Overall, it was a generally supportive environment for riskier assets. Volatility was low except for a short-lived spike in mid-May, when investors grew more concerned that the Trump administration may continue to struggle to advance its policy agenda.

Looking first at the economic backdrop, U.S. gross domestic product [GDP] improved as the period progressed, and registered two consecutive quarters of 3% or better annualized growth in the second and third quarters of 2017. Despite business disruption in Texas and Florida caused by Hurricanes Harvey and Irma, the unemployment rate fell to a 17-year low in October. The jobless rate, which changed little over the course of 2016, dropped from 4.8% to 4.1% since the beginning of 2017, a sign that the labor market is heating up, in our view.

Overseas, the 19-country eurozone economy grew at an annualized rate of 2.6% in 2017’s third quarter, and appears on course for its strongest year since 2007. Meanwhile, Japan’s economy grew at an annualized pace of 1.4% in the July–September quarter, marking the

Absolute Return 100 Fund 3

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

country’s seventh-straight quarter of growth — its longest streak since 2001.

For the first time in a decade, the world’s major economies appear to be growing in sync. This parallel growth trend has been fueled by low interest rates and other stimulus measures by central banks, along with the gradual fading of crises that over the years ricocheted from the United States to Greece, Brazil, and elsewhere. All 45 countries monitored by the Organization for Economic Cooperation and Development [OECD] were on track to grow this year, and 33 of them were poised to accelerate from a year ago, according to the OECD.

Turning to interest rates, the yield on the benchmark 10-year U.S. Treasury spiked in November and December 2016, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also moved higher on the decision by the Federal Reserve to raise policy interest rates. Longer-term yields declined slightly in the first half of 2017, even though the Fed raised rates in June for the third time in as many quarters.

At its policy meetings in September and October 2017, the Fed left the target for short-term interest rates unchanged at a range of 1% to 1.25%. However, the 10-year Treasury yield moved higher, as the central bank indicated that it still saw the potential for raising rates in December 2017 and three times in 2018. In October 2017, the Fed began the process of shrinking its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated after the 2008 financial crisis.

Also in October, the European Central Bank [ECB] said it would continue purchasing government bonds into 2018, but in reduced monthly amounts. In our view, this announcement marks a milestone policy shift signaling that the ECB will follow the U.S. Fed on a path toward higher interest rates. In our view, this decision marks the beginning of the end of a policy

4 Absolute Return 100 Fund

tool the ECB adopted to stave off deflation: large-scale purchases of eurozone government bonds, known as quantitative easing.

The fund generated a solid gain for the 12 - month period. Which holdings and strategies bolstered performance?

Our mortgage-credit strategies were the top overall contributor, led by holdings of mezzanine commercial mortgage-backed securities [CMBS]. Our positions in CMBS that were issued before the 2008 financial crisis performed particularly well in January 2017. However, CMBS as a whole faced headwinds during much of the period due to concerns about softness in the retail industry. Although we agree that retailers face challenges as consumers shift from making purchases in traditional brick-and-mortar stores to shopping online, we believe the CMBS held by the fund have enough credit protection to withstand this trend. Additionally, CMBS interest-only securities provided steady, modest gains throughout the period.

Elsewhere within mortgage credit, non-agency residential mortgage-backed securities [RMBS] also aided the fund’s performance. Positions in pay-option adjustable-rate MBS provided a meaningful boost within the fund’s RMBS allocation. These securities benefited from a generally favorable risk environment, as well as the fact that there was no new supply of these bonds coming to market.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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An allocation to investment-grade corporate bonds provided a further boost to results, driven by favorable security selection among banks and other financial companies. Generally speaking, corporate credit benefited from positive sentiment immediately following the U.S. presidential election, a strengthening U.S. economy, better-than-expected earnings growth at many firms, and a recovery in crude oil prices.

Were there other parts of the portfolio that contributed?

Emerging-market [EM] debt continued to be a productive part of the portfolio, led by investments in Brazil, Russia, and Argentina. In general, relatively stable oil prices aided our EM holdings, as did persistent investor demand for high-yielding securities. Argentine bonds were also helped by pro-business reforms championed by the country’s president. Positions in Brazil responded positively when the country’s central bank cut its benchmark interest rate by more than investors were expecting, and also rallied when Brazil’s senate passed a labor reform bill in July.

How did your interest-rate and yield-curve positioning affect results?

Our “term structure” strategy slightly detracted this period. We positioned the portfolio to benefit if the U.S. Treasury yield curve steepened. Unfortunately, the curve flattened significantly in 2017 and our positioning dampened performance.

How did prepayment strategies perform during the period?

Strategies targeting prepayment risk had only a marginally positive impact on performance. On the plus side, holdings of interest-only collateralized mortgage obligations [IO CMOs] contributed. A combination of investor demand for higher-yielding securities, rising mortgage rates, and constrained lending activity caused by stringent bank underwriting standards resulted in a subdued rate of mortgage refinancing. As a result, prepayment speeds on the mortgages underlying our IO CMO

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 100 Fund

positions stayed below market expectations. However, adverse results from our “mortgage basis” strategy, in which we sought to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries, largely negated the benefit of our IO CMO positions.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to help manage the fund’s duration and yield-curve positioning, and to gain exposure to interest rates in various countries. Lastly, we utilized currency forward contracts to hedge the foreign exchange-rate risk associated with bonds not denominated in U.S. dollars, and to gain exposure to specific currencies.

What is your near-term outlook?

In October, the Fed began the process of reducing its $4.5 trillion bond portfolio. The central bank stopped adding to its portfolio three years ago, but has been reinvesting the proceeds of maturing bonds to maintain the size of its balance sheet. These reinvestments helped keep a lid on long-term interest rates, and we think letting securities mature without reinvesting may put upward pressure on rates. That said, we think the incremental nature of the plan suggests that rate volatility may be limited, at least initially.

Given the synchronized expansion that appears to be occurring across various global economies, we think bond yields are too low. Although we don’t believe yields are likely to

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 100 Fund 7

rise significantly this year, partly due to strong global demand for U.S. bonds, we think it’s likely that they’ll be higher by the end of 2018. There are a lot of variables influencing our rate outlook: potentially significant changes to the Fed’s Board of Governors in 2018; the prospect of tax reform in the United States; the impact of tighter monetary policy in other countries, such as Canada and the United Kingdom; and the ongoing potential for geopolitical flare-ups. So, while there are a variety of crosscurrents that could impact the trajectory of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

Given this outlook, what risk segments do you find to be most attractive?

Prepayment risk remains attractive to us because we think relatively tight mortgage-lending standards may continue to limit refinancing activity.

Within corporate credit, we think valuations are not as attractive as they were a year ago, but continue to look fair to us, in light of our positive outlook for corporate fundamentals and the U.S. economy.

Within mortgage credit, we think CMBS could benefit from employment growth, low interest rates, and a continuation of the current economic expansion. While we expect some degree of losses related to regional malls, we’re also encouraged by the fact that many malls are attempting to repurpose their space to attract new types of tenants. We believe the non-agency RMBS market continues to be supported by an improving housing market and shrinking supply. We continue to like agency credit-risk transfer securities on the basis of fundamentals and underlying collateral, but have become more cautious from a valuation perspective.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	13.77%	1.47%	7.69%	1.49%	4.42%	1.45%	3.60%
After sales charge	12.63	1.35	6.61	1.29	3.38	1.11	2.56
Class B (12/23/08)
Before CDSC	11.34	1.22	6.47	1.26	3.72	1.22	3.34
After CDSC	11.34	1.22	6.47	1.26	3.72	1.22	2.34
Class C (12/23/08)
Before CDSC	6.45	0.71	3.63	0.72	2.02	0.67	2.71
After CDSC	6.45	0.71	3.63	0.72	2.02	0.67	1.71
Class M (12/23/08)
Before sales charge	13.13	1.40	7.37	1.43	4.21	1.38	3.48
After sales charge	12.28	1.32	6.56	1.28	3.42	1.13	2.71
Class P (8/31/16)
Net asset value	16.35	1.72	9.03	1.74	5.26	1.72	3.87
Class R (12/23/08)
Net asset value	11.20	1.21	6.32	1.23	3.59	1.18	3.36
Class R6 (7/2/12)
Net asset value	16.40	1.73	9.08	1.75	5.25	1.72	3.87
Class Y (12/23/08)
Net asset value	16.35	1.73	9.03	1.74	5.26	1.72	3.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Absolute Return 100 Fund 9

Comparative index returns For periods ended 10/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	2.04%	0.23%	1.29%	0.26%	1.11%	0.37%	0.69%
Bloomberg
Barclays U.S.
Aggregate	40.65	3.93	10.60	2.04	7.37	2.40	0.90
Bond Index

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,134 and $10,645, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,228. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $11,635, $11,120, $11,640, and $11,635, respectively.

Fund price and distribution information For the 12-month period ended 10/31/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.244		$0.228	$0.156	$0.242		$0.252	$0.233	$0.272	$0.272
Capital gains	—		—	—	—		—	—	—	—
Total	$0.244		$0.228	$0.156	$0.242		$0.252	$0.233	$0.272	$0.272
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/16	$10.04	$10.14	$10.00	$9.95	$10.02	$10.10	$10.08	$10.09	$10.10	$10.08
10/31/17	10.15	10.25	10.10	10.06	10.12	10.20	10.21	10.19	10.21	10.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Absolute Return 100 Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	13.66%	1.47%	7.79%	1.51%	4.32%	1.42%	3.50%
After sales charge	12.52	1.35	6.71	1.31	3.28	1.08	2.46
Class B (12/23/08)
Before CDSC	11.23	1.22	6.68	1.30	3.62	1.19	3.24
After CDSC	11.23	1.22	6.68	1.30	3.62	1.19	2.24
Class C (12/23/08)
Before CDSC	6.45	0.71	3.73	0.74	1.92	0.63	2.61
After CDSC	6.45	0.71	3.73	0.74	1.92	0.63	1.61
Class M (12/23/08)
Before sales charge	13.01	1.41	7.47	1.45	4.10	1.35	3.38
After sales charge	12.17	1.32	6.67	1.30	3.32	1.10	2.61
Class P (8/31/16)
Net asset value	16.23	1.73	9.13	1.76	5.05	1.66	3.77
Class R (12/23/08)
Net asset value	11.09	1.21	6.32	1.23	3.39	1.12	3.16
Class R6 (7/2/12)
Net asset value	16.29	1.74	9.18	1.77	5.05	1.65	3.77
Class Y (12/23/08)
Net asset value	16.24	1.73	9.14	1.76	5.06	1.66	3.78

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/16	0.63%	0.83%	1.38%	0.68%	0.38%*	0.88%	0.38%	0.38%
Annualized expense ratio
for the six-month period
ended 10/31/17†	0.65%	0.85%	1.40%	0.70%	0.40%	0.90%	0.40%	0.40%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$3.30	$4.31	$7.09	$3.55	$2.03	$4.56	$2.03	$2.03
Ending value (after expenses)	$1,013.00	$1,011.00	$1,008.00	$1,012.00	$1,013.90	$1,010.90	$1,013.90	$1,013.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Absolute Return 100 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$3.31	$4.33	$7.12	$3.57	$2.04	$4.58	$2.04	$2.04
Ending value (after expenses)	$1,021.93	$1,020.92	$1,018.15	$1,021.68	$1,023.19	$1,020.67	$1,023.19	$1,023.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into

14 Absolute Return 100 Fund

various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Absolute Return 100 Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Absolute Return 100 Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Absolute Return 100 Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Absolute Return 100 Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, including in the case of your fund, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 40 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect since March 2013.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management has agreed to maintain these expense limitations until at least February 28, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This

Absolute Return 100 Fund 19

comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

20 Absolute Return 100 Fund

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2016. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses exceeded the fund’s targeted annual return, which is the return of its benchmark plus 100 basis points, over the one-year and five-year periods, and trailed its targeted annual return over the three-year period. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts.

Absolute Return 100 Fund 21

However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Absolute Return 100 Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 13, 2017

24 Absolute Return 100 Fund

The fund’s portfolio 10/31/17

	Principal
CORPORATE BONDS AND NOTES (37.2%)*	amount	Value
Banking (9.9%)
ABN AMRO Bank NV 144A sr. unsec. FRN BBA LIBOR USD 3 Month +
0.64%, 1.994%, 1/18/19 (Netherlands)	$1,125,000	$1,130,666
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN BBA LIBOR USD 3 Month + 1.00%, 2.367%, 1/25/22
(United Kingdom)	1,500,000	1,518,992
Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	1,159,000	1,159,879
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	535,000	532,734
Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	430,000	429,900
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	605,000	604,079
BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	600,000	649,533
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	520,000	524,442
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	695,000	695,819
Commonwealth Bank of Australia 144A sr. unsec. notes 1.75%,
11/7/19 (Australia)	500,000	496,803
HSBC USA, Inc. sr. unsec. unsub. notes 2.00%, 8/7/18	1,000,000	1,002,441
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	1,000,000	1,004,952
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	135,000	140,844
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	447,000	448,926
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	555,000	553,792
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	1,500,000	1,520,325
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	350,000	348,984
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	735,000	736,700
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	435,000	436,834
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	200,000	214,300
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	1,535,000	1,555,827
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	200,000	215,432
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	1,645,000	1,650,718
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	630,000	627,435
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,015,000	1,027,394
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	1,500,000	1,503,288
		20,731,039
Basic materials (1.4%)
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	1,000,000	1,091,979
International Paper Co. sr. unsec. notes 9.375%, 5/15/19	1,000,000	1,107,702

Absolute Return 100 Fund 25

	Principal
CORPORATE BONDS AND NOTES (37.2%)* cont.	amount	Value
Basic materials cont.
Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	$200,000	$232,518
WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45%, 3/1/19	450,000	462,859
		2,895,058
Capital goods (1.6%)
Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21	865,000	1,064,562
Rockwell Collins, Inc. sr. unsec. sub. notes 1.95%, 7/15/19	1,000,000	1,000,270
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,185,000	1,181,604
		3,246,436
Communication services (1.4%)
AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22	1,000,000	1,012,091
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	155,000	166,928
Verizon Communications, Inc. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.37%, 1.685%, 8/15/19	1,000,000	1,000,067
Verizon Communications, Inc. sr. unsec. unsub. notes
2.946%, 3/15/22	833,000	846,024
		3,025,110
Conglomerates (0.6%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	1,255,000	1,260,846
		1,260,846
Consumer cyclicals (2.0%)
Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	423,000	422,921
Autonation, Inc. company guaranty sr. unsec. unsub. notes
6.75%, 4/15/18	365,000	372,758
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	100,000	106,472
Dollar General Corp. sr. unsec. sub. notes 1.875%, 4/15/18	300,000	299,931
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.10%, 1/15/19	1,000,000	1,012,532
Moody’s Corp. sr. unsec. unsub. notes 2.75%, 12/15/21	1,000,000	1,006,889
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	1,010,000	1,035,742
		4,257,245
Consumer finance (1.0%)
Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18	1,385,000	1,393,769
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	370,000	380,175
American Express Co. sr. unsec. notes 7.00%, 3/19/18	286,000	291,799
		2,065,743
Consumer staples (4.4%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,905,000	1,930,509
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	577,000	648,900
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	578,000	596,426

26 Absolute Return 100 Fund

	Principal
CORPORATE BONDS AND NOTES (37.2%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	$1,255,000	$1,256,231
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	156,000	156,022
Conagra Brands, Inc. sr. unsec. FRN BBA LIBOR USD 3 Month +
0.50%, 1.857%, 10/9/20	390,000	390,782
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	1,030,000	1,121,832
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	430,000	431,307
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.129%, 8/10/22	1,000,000	1,009,178
Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	680,000	678,433
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. unsub. notes 1.625%, 10/28/19 (Netherlands)	1,000,000	989,879
		9,209,499
Energy (3.3%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	255,000	254,797
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	530,000	528,612
Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	423,000	422,901
ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	430,000	429,816
EQT Corp. sr. unsec. unsub. FRN BBA LIBOR USD 3 Month + 0.77%,
2.106%, 10/1/20	500,000	503,455
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	25,000	30,155
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	312,000	377,910
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,272,000	1,364,220
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	53,000	57,306
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,500,000	1,598,045
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	99,000	97,763
Phillips 66 144A company guaranty sr. unsec. FRN BBA LIBOR USD
3 Month + 0.75%, 2.109%, 4/15/20	1,000,000	1,001,935
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	343,000	350,964
		7,017,879
Financial (2.2%)
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	930,000	935,012
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	1,977,000	2,199,857
Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%,
7/29/25 (Australia)	310,000	325,212
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	260,000	283,690

Absolute Return 100 Fund 27

	Principal
CORPORATE BONDS AND NOTES (37.2%)* cont.	amount	Value
Financial cont.
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	$380,000	$380,307
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	565,000	573,163
		4,697,241
Health care (1.1%)
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	730,000	764,102
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	269,000	276,248
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	635,000	634,395
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 1.90%, 9/23/19 (Ireland)	500,000	498,082
UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	192,000	194,414
		2,367,241
Insurance (1.9%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	325,000	324,826
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	235,000	244,400
Marsh & McLennan Companies, Inc. sr. unsec. unsub. notes
2.75%, 1/30/22	1,000,000	1,008,382
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	1,180,000	1,272,168
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	790,000	804,376
Protective Life Global Funding 144A notes 2.262%, 4/8/20	325,000	325,735
		3,979,887
Investment banking/Brokerage (1.7%)
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 1.17%, 2.485%, 11/15/21	1,500,000	1,518,606
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	280,000	281,553
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	229,000	229,400
Morgan Stanley sr. unsec. unsub. FRN BBA LIBOR USD 3 Month +
1.18%, 2.543%, 1/20/22	1,500,000	1,523,154
		3,552,713
Real estate (0.4%)
Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	550,000	559,275
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	130,000	131,702
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	130,000	130,180
		821,157
Technology (2.5%)
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,395,000	1,404,210
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	359,000	360,172
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.00%, 1/15/22	1,000,000	1,013,861
Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	430,000	430,006
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	990,000	970,638
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,110,000	1,120,982
		5,299,869

28 Absolute Return 100 Fund

	Principal
CORPORATE BONDS AND NOTES (37.2%)* cont.	amount	Value
Transportation (0.4%)
Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	$67,194	$67,362
Federal Express Corp. Pass-Through Trust 144A pass-through
certificates Ser. 12, 2.625%, 1/15/18	34,608	34,620
FedEx Corp. company guaranty sr. unsec. unsub. notes
3.20%, 2/1/25	625,000	637,968
		739,950
Utilities and power (1.4%)
Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes
5.75%, 9/15/19	500,000	528,918
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	289,000	305,051
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	320,000	319,941
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	654,000	714,149
TransCanada PipeLines, Ltd. sr. unsec. notes 1.625%,
11/9/17 (Canada)	1,000,000	1,000,040
		2,868,099
Total corporate bonds and notes (cost $77,329,357)		$78,035,012

	Principal
MORTGAGE-BACKED SECURITIES (24.1%)*	amount	Value
Agency collateralized mortgage obligations (3.1%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, 1 Month
US LIBOR + 1.70%, 2.738%, 10/25/27 (Bermuda)	$600,000	$601,125
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC (-3.667 x 1 Month US LIBOR) + 24.42%,
19.877%, 5/15/35	18,387	26,513
Ser. 3724, Class CM, 5.50%, 6/15/37	40,450	44,685
Ser. 2533, Class HB, 5.50%, 12/15/17	479	479
Ser. 3539, Class PM, 4.50%, 5/15/37	17,989	18,720
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M2,
IO, 1 Month US LIBOR + 2.65%, 3.888%, 10/25/24	26,917	26,998
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
1 Month US LIBOR + 2.60%, 3.838%, 12/25/27	324,960	331,979
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
1 Month US LIBOR + 2.20%, 3.438%, 10/25/28	381,000	386,091
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
1 Month US LIBOR + 2.20%, 3.438%, 3/25/25	108,780	109,441
Ser. 3876, Class CA, 2.75%, 6/15/26	13,079	13,116
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
1 Month US LIBOR + 1.10%, 2.338%, 12/25/28	179,857	180,218
Ser. 3609, Class LK, 2.00%, 12/15/24	101,064	100,895
FRB Ser. 8, Class A9, IO, 0.456%, 11/15/28 W	92,064	1,266
FRB Ser. 59, Class 1AX, IO, 0.274%, 10/25/43 W	245,720	2,419
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	379,275	2,785
Ser. 3835, Class FO, PO, zero %, 4/15/41	1,188,442	1,020,976

Absolute Return 100 Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (24.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.536%, 8/25/35	$120,341	$154,405
IFB Ser. 11-4, Class CS (-2 x 1 Month US LIBOR) + 12.90%,
10.424%, 5/25/40	168,998	195,361
Ser. 05-68, Class PC, 5.50%, 7/25/35	18,389	18,977
IFB Ser. 12-36, Class SN, IO (-1 x 1 Month US LIBOR) + 6.45%,
5.212%, 4/25/42	1,350,426	237,803
Ser. 09-100, Class PA, 4.50%, 4/25/39	3,169	3,183
Ser. 11-60, Class PA, 4.00%, 10/25/39	19,253	19,744
Ser. 03-43, Class YA, 4.00%, 3/25/33	169,409	170,907
Ser. 04-2, Class QL, 4.00%, 2/25/19	23,298	23,466
Ser. 10-155, Class A, 3.50%, 9/25/25	15,156	15,342
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1 Month US LIBOR + 1.35%, 2.588%, 1/25/29	163,951	164,887
Ser. 10-81, Class AP, 2.50%, 7/25/40	71,670	71,303
Ser. 98-W5, Class X, IO, 0.525%, 7/25/28 W	181,600	8,853
Ser. 98-W2, Class X, IO, 0.387%, 6/25/28 W	594,877	29,000
Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	694,795	129,404
IFB Ser. 14-20, Class SQ, IO (-1 x 1 Month US LIBOR) + 6.10%,
4.861%, 7/20/43	3,650,716	554,453
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	4,190,783	710,612
Ser. 09-32, Class AB, 4.00%, 5/16/39	22,913	24,110
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	9,486,013	921,718
Ser. 10-151, Class KO, PO, zero %, 6/16/37	135,595	115,033
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	16,546	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	46,655	408
FRB Ser. 98-3, IO, zero %, 9/19/27 W	21,662	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	33,480	—
		6,436,675
Commercial mortgage-backed securities (15.3%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.218%, 1/15/49 W	234,006	879
Banc of America Commercial Mortgage Trust 144A FRB Ser. 04-4,
Class XC, IO, 0.048%, 7/10/42 W	33,334	12
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.531%, 1/12/45 W	701,000	634,405
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.301%, 3/11/39 W	702,857	549,388
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.754%, 12/15/47 W	507,000	511,680
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	240,000	244,056
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	310,000	320,534
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.842%, 5/15/46 W	398,734	407,413
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.807%, 2/10/47 W	9,912,161	279,523

30 Absolute Return 100 Fund

	Principal
MORTGAGE-BACKED SECURITIES (24.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.589%, 12/10/44 W	$522,000	$554,748
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	306,000	308,353
FRB Ser. 14-CR17, Class C, 4.735%, 5/10/47 W	577,000	567,355
FRB Ser. 14-LC15, Class XA, IO, 1.33%, 4/10/47 W	12,194,651	627,390
FRB Ser. 13-LC13, Class XA, IO, 1.315%, 8/10/46 W	11,530,252	453,715
FRB Ser. 14-CR17, Class XA, IO, 1.134%, 5/10/47 W	6,135,302	291,715
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.307%, 2/15/41 W	500,000	405,000
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	46,664	46,866
FRB Ser. 03-C3, Class AX, IO, 2.048%, 5/15/38 W	272,445	3
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.34%, 8/10/44 W	1,302,000	1,356,663
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.412%, 6/10/48 W	736,087	746,267
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.075%, 7/10/45 W	774,037	8
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.944%, 1/10/47 W	702,000	727,436
FRB Ser. 14-GC22, Class C, 4.646%, 6/10/47 W	513,000	532,807
FRB Ser. 13-GC10, Class XA, IO, 1.561%, 2/10/46 W	4,688,764	293,470
FRB Ser. 13-GC12, Class XA, IO, 1.541%, 6/10/46 W	4,508,689	266,901
FRB Ser. 14-GC24, Class XA, IO, 0.84%, 9/10/47 W	3,069,035	126,702
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43 W	108,000	114,647
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	389,000	373,907
FRB Ser. 11-GC5, Class D, 5.399%, 8/10/44 W	319,000	306,938
FRB Ser. 14-GC18, Class D, 4.944%, 1/10/47 W	295,000	253,363
FRB Ser. 13-GC12, Class D, 4.446%, 6/10/46 W	790,000	706,260
FRB Ser. 13-GC10, Class D, 4.412%, 2/10/46 W	521,000	495,483
JPMBB Commercial Mortgage Securities Trust
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	258,943
FRB Ser. 13-C12, Class C, 4.091%, 7/15/45 W	417,000	419,152
FRB Ser. 15-C33, Class XA, IO, 1.029%, 12/15/48 W	4,117,894	259,427
FRB Ser. 14-C22, Class XA, IO, 0.926%, 9/15/47 W	6,579,893	311,859
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.701%, 12/15/44 W	277,528	275,693
FRB Ser. 05-CB11, Class C, 5.519%, 8/12/37 W	500,000	508,250
FRB Ser. 12-C6, Class D, 5.136%, 5/15/45 W	500,000	503,220
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	2,517	2,517
FRB Ser. 13-C10, Class XA, IO, 1.118%, 12/15/47 W	11,947,995	549,584
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.615%, 2/15/46 W	645,000	644,158
FRB Ser. 12-C6, Class E, 5.136%, 5/15/45 W	898,000	813,317
FRB Ser. 12-C8, Class C, 4.604%, 10/15/45 W	262,000	271,167
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	173,000	176,773

Absolute Return 100 Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (24.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class B, 5.472%, 9/15/39 (In default) † W	$527,000	$50,065
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	269,549	215,284
FRB Ser. 07-C2, Class XW, IO, 0.26%, 2/15/40 W	91,886	12
LSTAR Commercial Mortgage Trust 144A
FRB Ser. 15-3, Class B, 3.178%, 4/20/48 W	1,713,000	1,632,403
FRB Ser. 15-3, Class C, 3.178%, 4/20/48 W	338,000	299,015
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39 W	174,028	172,474
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.005%, 6/12/43 W	1,399,189	14
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.511%, 12/12/49 W	1,605,914	12,847
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C5, Class AS, 3.792%, 8/15/45	388,000	404,673
FRB Ser. 13-C7, Class XA, IO, 1.479%, 2/15/46 W	14,846,175	881,789
FRB Ser. 14-C17, Class XA, IO, 1.237%, 8/15/47 W	8,585,945	416,676
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C7, Class XB, IO, 0.348%, 2/15/46 W	24,165,000	402,686
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class AJ,
5.508%, 2/12/44 W	183,325	182,134
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class E, 5.155%, 7/15/49 W	301,000	288,719
FRB Ser. 12-C4, Class XA, IO, 2.097%, 3/15/45 W	3,696,991	267,860
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.042%, 8/10/49 W	300,000	315,683
FRB Ser. 12-C2, Class D, 4.898%, 5/10/63 W	279,000	279,538
FRB Ser. 12-C4, Class XA, IO, 1.66%, 12/10/45 W	5,008,628	321,797
FRB Ser. 12-C2, Class XA, IO, 1.373%, 5/10/63 W	15,731,041	784,712
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.291%, 10/15/44 W	240,000	238,908
FRB Ser. 06-C29, IO, 0.271%, 11/15/48 W	3,357,899	134
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31,
IO, 0.171%, 4/15/47 W	14,304,085	—
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.294%, 7/15/46 W	898,000	862,171
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	703,000	721,690
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.294%, 7/15/46 W	964,000	896,332
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	174,000	181,161
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	491,000	524,467
FRB Ser. 12-C10, Class C, 4.383%, 12/15/45 W	544,000	535,317
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	319,000	337,824
Ser. 13-C12, Class AS, 3.56%, 3/15/48	395,000	403,856
Ser. 13-C11, Class AS, 3.311%, 3/15/45	115,000	116,491
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.671%, 11/15/44 W	517,000	529,685
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	269,000	274,870

32 Absolute Return 100 Fund

	Principal
MORTGAGE-BACKED SECURITIES (24.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class D, 5.247%, 6/15/44 W	$1,217,000	$1,207,179
Ser. 11-C4, Class E, 5.247%, 6/15/44 W	285,000	275,557
FRB Ser. 13-C15, Class D, 4.479%, 8/15/46 W	662,000	572,544
FRB Ser. 13-C12, Class XA, IO, 1.362%, 3/15/48 W	1,144,766	59,373
		32,163,887
Residential mortgage-backed securities (non-agency) (5.7%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, 1 Month US LIBOR +
0.30%, 1.538%, 9/25/45	334,111	317,306
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.319%, 5/25/35 W	491,971	504,270
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.884%, 6/25/46	1,925,622	1,655,650
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.569%, 11/20/35	579,473	550,350
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.428%, 8/25/46	2,058,434	1,708,501
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, 1 Month US LIBOR + 0.62%, 1.858%, 4/25/35	228,017	192,106
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
1 Month US LIBOR + 4.75%, 5.988%, 10/25/24	270,000	297,836
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
1 Month US LIBOR + 4.25%, 5.488%, 11/25/23	250,000	275,348
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.138%, 10/25/28	467,620	536,329
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.938%, 4/25/28	152,588	171,816
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.788%, 4/25/28	1,305,936	1,446,906
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.238%, 7/25/25	9,388	10,254
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.488%, 4/25/29	20,000	22,373
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.838%, 5/25/24	150,000	157,301
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 1 Month
US LIBOR + 0.18%, 1.418%, 5/25/36	659,776	348,988
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.974%, 2/25/35 W	160,108	161,659
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	1,265,000	1,049,950
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, 1 Month US LIBOR + 1.05%,
2.288%, 10/25/34	200,000	198,887
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, 1 Month US LIBOR + 0.85%, 2.088%, 5/25/47	771,381	694,667
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, 1 Month US LIBOR + 0.16%, 1.398%, 4/25/36	220,146	217,588

Absolute Return 100 Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (24.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	$208,230	$208,750
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	310,000	310,000
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR17,
Class A1B2, 1 Month US LIBOR + 0.41%, 1.647%, 12/25/45	1,015,532	966,279
		12,003,114
Total mortgage-backed securities (cost $50,567,976)		$50,603,676

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (6.4%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.0%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/47	$3,000,000	$3,179,766
4.00%, TBA, 11/1/47	3,000,000	3,150,234
		6,330,000
U.S. Government Agency Mortgage Obligations (3.4%)
Federal Home Loan Mortgage Corporation 4.50%, 10/1/18	2,714	2,733
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.50%, 8/1/18	2,747	2,770
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 9/1/18 to 9/1/19	5,848	5,918
4.50%, TBA, 11/1/47	1,000,000	1,069,141
4.00%, TBA, 11/1/47	1,000,000	1,049,531
3.50%, 6/1/56	947,054	977,353
3.50%, TBA, 12/1/47	1,000,000	1,026,133
3.50%, TBA, 11/1/47	1,000,000	1,027,891
3.00%, TBA, 11/1/47	1,000,000	1,000,625
2.50%, TBA, 11/1/47	1,000,000	965,547
		7,127,642
Total U.S. government and agency mortgage obligations (cost $13,476,357)		$13,457,642

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.00%, 9/30/20 ∆	$58,000	$58,444
Total U.S. treasury obligations (cost $57,984)		$58,444

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (2.7%)*	units	Value
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	$230,000	$244,552
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)	275,000	308,000
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	570,000	621,300
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	380,000	409,978
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	600,000	653,250

34 Absolute Return 100 Fund

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (2.7%)* cont.	units	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	$300,000	$370,500
Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)	750,000	1,315,313
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	1,600,000	1,770,000
Total foreign government and agency bonds and notes (cost $5,308,994)		$5,692,893

	Principal
ASSET-BACKED SECURITIES (1.3%)*	amount	Value
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 16-4, Class A1, 1 Month US LIBOR + 1.20%,
2.435%, 5/10/19	$138,000	$138,000
FRB Ser. 16-5, Class A, 1 Month US LIBOR + 1.17%,
2.405%, 6/10/19	1,598,000	1,598,000
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.138%, 2/25/49	923,333	923,333
Total asset-backed securities (cost $2,659,355)		$2,659,333

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/(1.9325)	$7,230,000	$23,859
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/(2.2625)	3,253,500	18,708
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	3,253,500	16,137
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	7,230,000	9,616
2.234/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.234	3,300,200	3,762
2.172/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.172	3,300,200	1,518
2.214/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.214	2,892,000	376
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/(2.518)	318,100	27,140
2.276/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.276	5,280,400	11,142
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/(1.896)	928,000	9,707
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/(1.975)	1,446,000	9,399
(2.464)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/(2.464)	5,280,400	7,498
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/(2.57)	1,446,000	6,869
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175	4,338,000	3,514
2.301/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.301	2,640,200	2,323
(2.429)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/(2.429)	3,963,200	2,219
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	1,446,000	2,155
2.245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.245	3,963,200	1,268
2.175/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.175	2,892,000	1,215
2.248/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.248	1,446,000	1,171
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	1,446,000	1,041
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525	4,338,000	694
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	928,000	473
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541	5,784,000	6

Absolute Return 100 Fund 35

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/(2.18)	$1,446,000	$21,980
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/(2.32)	5,784,000	16,889
2.2655/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2655	1,446,000	3,225
2.1975/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.1975	2,862,000	29
Goldman Sachs International
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/(1.6775)	3,470,400	11,244
2.30/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.30	2,640,200	8,765
(2.41875)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/(2.41875)	5,280,400	7,657
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695	607,300	7,385
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27	694,100	6,580
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485	289,200	6,423
2.2245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2245	3,300,200	4,653
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175	2,631,700	3,737
2.156/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.156	3,300,200	2,013
2.20125/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.20125	5,280,400	1,795
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	3,470,400	35
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95	1,982,000	2
JPMorgan Chase Bank N.A.
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/(1.919)	7,230,000	24,437
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/(2.25)	3,253,500	18,870
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	3,253,500	15,942
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	7,230,000	9,254
2.2425/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.2425	2,640,200	6,284
(1.964)/3 month USD-LIBOR-BBA/Jan-21	Jan-18/(1.964)	1,446,000	3,977
1.964/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	1,446,000	3,123
Total purchased swap options outstanding (cost $575,192)			$346,109

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.52	$4,000,000	$4,000,000	$32,748
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	4,000,000	4,000,000	30,240
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.33	4,000,000	4,000,000	27,848
Total purchased options outstanding (cost $86,250)				$90,836

36 Absolute Return 100 Fund

	Principal amount/
SHORT-TERM INVESTMENTS (33.1%)*		shares	Value
Amcor, Ltd./Australia commercial paper 1.444%, 11/28/17		$1,000,000	$998,906
Autonation, Inc. commercial paper 1.600%, 11/1/17		1,000,000	999,952
Bell Canada, Inc. commercial paper 1.402%, 11/20/17		1,000,000	999,191
Cabot Corp. commercial paper 1.401%, 11/13/17		1,000,000	999,500
Constellation Brands, Inc. commercial paper 1.581%, 11/16/17		1,000,000	999,222
Darden Restaurants, Inc. commercial paper 1.500%, 11/1/17		1,000,000	999,958
Diageo Capital PLC commercial paper 1.403%, 12/13/17		1,000,000	998,302
Dominion Energy Gas Holdings, LLC commercial paper
1.424%, 11/13/17		1,000,000	999,477
E. I. du Pont de Nemours & Co. commercial paper
1.413%, 11/20/17		1,000,000	999,226
Enbridge US, Inc. commercial paper 1.534%, 12/20/17		1,000,000	998,010
Energy Transfer Partners LP commercial paper 1.750%, 11/1/17		1,000,000	999,952
Eni Finance USA, Inc. commercial paper 1.432%, 11/21/17		1,000,000	999,167
Entergy Corp. commercial paper 1.464%, 12/12/17		1,000,000	998,038
Enterprise Products Operating, LLC commercial paper
1.402%, 11/14/17		1,000,000	999,460
Equifax, Inc. commercial paper 1.434%, 11/1/17		1,000,000	999,962
FMC Corp. commercial paper 1.400%, 11/1/17		1,000,000	999,962
Fortive Corp. commercial paper 1.432%, 11/28/17		1,000,000	998,911
Interpublic Group of Cos., Inc. (The) commercial paper
1.473%, 12/15/17		1,000,000	998,219
KCP&L Greater Missouri Operations Co. commercial paper
1.350%, 11/1/17		1,000,000	999,962
Monsanto Co. commercial paper 1.482%, 11/22/17		1,000,000	999,146
Newell Brands, Inc. commercial paper 1.571%, 11/6/17		1,000,000	999,710
Omnicom Capital, Inc. commercial paper 1.443%, 11/15/17		1,000,000	999,421
Putnam Short Term Investment Fund 1.22% L	Shares	37,177,199	37,177,199
Reckitt Benckiser Treasury Services PLC commercial paper
1.403%, 11/30/17		$1,000,000	998,983
Schlumberger Holdings Corp. commercial paper 1.403%, 12/6/17		1,000,000	998,524
Southern Co. Gas Capital Corp. commercial paper
1.422%, 11/28/17		1,000,000	998,911
Suncor Energy, Inc. commercial paper 1.432%, 11/17/17		1,000,000	999,342
Sysco Corp. commercial paper 1.350%, 11/1/17		1,000,000	999,962
Thomson Reuters Corp. commercial paper 1.454%, 11/13/17		1,000,000	999,477
Tyco International Holding SARL commercial paper
1.400%, 11/6/17		1,000,000	999,772
U.S. Treasury Bills 1.029%, 12/14/17 ∆		51,000	50,941
U.S. Treasury Bills 1.059%, 1/18/18 ∆ §		2,879,000	2,872,232
U.S. Treasury Bills 1.061%, 1/11/18 §		57,000	56,883
U.S. Treasury Bills 1.066%, 2/1/18 §		249,000	248,278
U.S. Treasury Bills 1.067%, 2/8/18 §		43,000	42,868
U.S. Treasury Bills 1.081%, 2/15/18 §		79,000	78,739
Total short-term investments (cost $69,507,278)			$69,505,765

TOTAL INVESTMENTS
Total investments (cost $219,568,743)			$220,449,710

Absolute Return 100 Fund 37

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $210,044,598.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $830,825 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,269,535 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $24,848,456 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

38 Absolute Return 100 Fund

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $269,995)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Turkish Lira	Buy	12/20/17	$124,837	$129,362	$(4,525)
Royal Bank of Scotland PLC (The)
	Turkish Lira	Sell	12/20/17	129,099	140,633	11,534
Unrealized appreciation						11,534
Unrealized depreciation						(4,525)
Total						$7,009

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $3,510,250)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
2.506/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.506	$2,892,000	$174
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	3,253,500	7,125
(2.296)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.296	3,300,200	8,251
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	3,253,500	9,663
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	7,230,000	15,111
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	7,230,000	29,354
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755	5,784,000	6
(2.212)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.212	2,640,200	132
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	2,892,000	145
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00	4,338,000	737
2.39/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.39	2,640,200	2,640
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	1,446,000	2,935
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05	4,338,000	3,514
2.398/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.398	2,169,000	4,316
(2.337)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	1,981,600	4,617
2.337/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	1,981,600	6,678
2.37/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	2,640,200	10,957
2.3635/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.3635	2,892,000	11,684
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	2,892,000	12,233
(2.37)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	2,640,200	14,653
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	1,446,000	15,993
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208	1,446,000	27,431
Credit Suisse International
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	5,784,000	3,008
2.4155/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.4155	2,169,000	6,659
2.295/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.295	4,338,000	22,728
Goldman Sachs International
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525	1,982,000	2
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	5,784,000	6
2.6025/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.6025	2,640,200	924
(2.31)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	2,640,200	5,756

Absolute Return 100 Fund 39

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $3,510,250) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Goldman Sachs International cont.
(2.293)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.293	$3,300,200	$9,769
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	5,784,000	11,105
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025	5,784,000	12,320
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46	780,800	13,032
2.31/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	2,640,200	15,577
JPMorgan Chase Bank N.A.
2.6525/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.6525	2,640,200	950
(2.3205)/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.3205	466,000	3,281
2.4115/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.4115	466,000	3,560
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	3,253,500	6,930
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	3,253,500	9,858
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	7,230,000	14,677
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	7,230,000	29,860
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	381,127
Total			$739,478

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $86,250)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.96	$4,000,000	$4,000,000	$19,584
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	4,000,000	4,000,000	17,804
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	4,000,000	4,000,000	16,144
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	4,000,000	4,000,000	10,720
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.30	4,000,000	4,000,000	9,616
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	4,000,000	4,000,000	8,608
Total				$82,476

40 Absolute Return 100 Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$723,000	$(28,269)	$72
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	723,000	(14,460)	(36)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	433,800	(46,547)	(1,878)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	433,800	(15,291)	(2,299)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	723,000	(28,269)	(2,704)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	433,800	(46,547)	(3,080)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	723,000	(14,460)	(4,143)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	433,800	(15,291)	(7,661)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	433,800	39,194	15,652
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	433,800	39,194	9,001
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	723,000	27,799	7,425
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	723,000	27,799	571
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	723,000	(14,460)	(72)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	433,800	(6,052)	(542)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	433,800	(6,052)	(3,609)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	723,000	(14,460)	(4,114)
Citibank, N.A.
2.206/3 month USD-LIBOR-BBA/
Nov-27 (Purchased)	Nov-17/2.206	1,446,000	(2,169)	(29)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	723,000	(28,269)	(36)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	723,000	(28,269)	(2,603)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	723,000	27,836	7,259
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	723,000	27,691	709
2.507/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.507	1,446,000	2,169	(58)

Absolute Return 100 Fund 41

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.18	$1,446,000	$72	$72
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	86,800	(10,959)	(78)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	86,800	(10,959)	(691)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	433,800	(60,569)	(2,022)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	433,800	(60,569)	(13,422)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	433,800	41,189	18,792
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	433,800	41,189	5,067
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19 (Purchased)	Apr-18/1.85125	4,338,000	(4,555)	(607)
(2.01)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-18/2.01	4,338,000	4,555	(4)
Unrealized appreciation				64,620
Unrealized depreciation				(49,688)
Total				$14,932

TBA SALE COMMITMENTS OUTSTANDING at 10/31/17 (proceeds receivable $8,400,117)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 11/1/47	$3,000,000	11/13/17	$3,207,422
Federal National Mortgage Association, 4.00%, 11/1/47	3,000,000	11/13/17	3,148,594
Federal National Mortgage Association, 3.50%, 11/1/47	1,000,000	11/13/17	1,027,890
Federal National Mortgage Association, 3.00%, 11/1/47	1,000,000	11/13/17	1,000,625
Total			$8,384,531

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,446,000	$21,372	$(9,626)	10/31/27	2.18%—	3 month USD-	$11,801
				Semiannually	LIBOR-BBA—
Quarterly
4,338,000	18,914	14,067	10/31/27	3 month USD-	2.295%—	(5,013)
				LIBOR-BBA—	Semiannually
Quarterly

42 Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,446,000	$18,451	$(2,903)	10/3/27	2.201%—	3 month USD-	$14,627
				Semiannually	LIBOR-BBA—
					Quarterly
1,446,000	12,146	(2,469)	10/3/27	2.2495%—	3 month USD-	8,702
				Semiannually	LIBOR-BBA—
					Quarterly
1,446,000	13,318	(2,469)	10/3/27	2.2405%—	3 month USD-	9,883
				Semiannually	LIBOR-BBA—
					Quarterly
2,192,000	50,263	(14,191)	10/31/27	2.09%—	3 month USD-	36,156
				Semiannually	LIBOR-BBA—
					Quarterly
6,576,000	79,307	18,657	10/31/27	3 month USD-	2.21%—	(60,901)
				LIBOR-BBA—	Semiannually
				Quarterly
4,384,000	2,236	(4,562)	10/31/27	2.34875%—	3 month USD-	(6,630)
				Semiannually	LIBOR-BBA—
					Quarterly
542,200	8,225	(3,343)	10/18/27	2.176%—	3 month USD-	4,741
				Semiannually	LIBOR-BBA—
					Quarterly
2,169,000	18,285	(13,897)	10/31/27	2.25%—	3 month USD-	4,470
				Semiannually	LIBOR-BBA—
					Quarterly
6,507,000	12,884	15,570	10/31/27	3 month USD-	2.365%—	28,204
				LIBOR-BBA—	Semiannually
				Quarterly
1,084,500	11,257	(6,427)	10/25/27	2.23%—	3 month USD-	4,716
				Semiannually	LIBOR-BBA—
					Quarterly
3,253,500	1,627	7,018	10/25/27	3 month USD-	2.33925%—	5,795
				LIBOR-BBA—	Semiannually
				Quarterly
24,338,800	31,397 E	(996)	12/20/19	1.80%—	3 month USD-	30,401
				Semiannually	LIBOR-BBA—
					Quarterly
45,343,900	131,497 E	23,143	12/20/22	2.05%—	3 month USD-	154,641
				Semiannually	LIBOR-BBA—
					Quarterly
8,831,800	92,911 E	(42,903)	12/20/27	2.25%—	3 month USD-	50,008
				Semiannually	LIBOR-BBA—
					Quarterly
1,261,900	26,348 E	(13,097)	12/20/47	2.50%—	3 month USD-	13,252
				Semiannually	LIBOR-BBA—
					Quarterly
1,228,000	5,465	(9)	10/2/27	2.2935%—	3 month USD-	4,551
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 100 Fund 43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,920,000	$6,893	$11,890	11/1/27	3 month USD-	2.306%—	$4,997
				LIBOR-BBA—	Semiannually
				Quarterly
1,101,000	4,382	(9)	10/17/27	2.30%—	3 month USD-	4,009
				Semiannually	LIBOR-BBA—
					Quarterly
347,000	1,308	(3)	11/1/27	2.304%—	3 month USD-	1,305
				Semiannually	LIBOR-BBA—
					Quarterly
1,920,000	7,642	7,666	10/17/27	2.30%—	3 month USD-	14,673
				Semiannually	LIBOR-BBA—
					Quarterly
609,000	2,600	(4)	10/4/27	2.2955%—	3 month USD-	2,180
				Semiannually	LIBOR-BBA—
					Quarterly
1,379,000	5,433	(10)	10/10/27	2.30%—	3 month USD-	4,711
				Semiannually	LIBOR-BBA—
					Quarterly
311,500	1,050	(2)	10/5/27	2.3057%—	3 month USD-	842
				Semiannually	LIBOR-BBA—
					Quarterly
311,500	1,106	(2)	10/5/27	2.30369%—	3 month USD-	899
				Semiannually	LIBOR-BBA—
					Quarterly
1,320,100	5,650 E	(11)	11/7/27	2.301%—	3 month USD-	5,639
				Semiannually	LIBOR-BBA—
					Quarterly
302,000	1,948	(2)	10/6/27	3 month USD-	2.2715%—	(1,767)
				LIBOR-BBA—	Semiannually
				Quarterly
648,000	2,935	(5)	10/10/27	3 month USD-	2.2935%—	(2,608)
				LIBOR-BBA—	Semiannually
				Quarterly
362,000	1,593	(3)	10/10/27	3 month USD-	2.2949%—	(1,410)
				LIBOR-BBA—	Semiannually
				Quarterly
362,000	1,767	(3)	10/10/27	3 month USD-	2.28962%—	(1,584)
				LIBOR-BBA—	Semiannually
				Quarterly
411,200	715	(3)	10/10/27	2.3245%—	3 month USD-	494
				Semiannually	LIBOR-BBA—
					Quarterly
411,200	773	(3)	10/10/27	2.32295%—	3 month USD-	552
				Semiannually	LIBOR-BBA—
					Quarterly
426,000	72	(3)	10/10/27	2.34566%—	3 month USD-	(307)
				Semiannually	LIBOR-BBA—
					Quarterly

44 Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$426,000	$507	$(3)	10/10/27	2.357%—	3 month USD-	$(744)
				Semiannually	LIBOR-BBA—
					Quarterly
1,127,900	1,579 E	(9)	11/8/27	2.364%—	3 month USD-	(1,588)
				Semiannually	LIBOR-BBA—
					Quarterly
330,300	720	(2)	10/17/27	2.32%—	3 month USD-	606
				Semiannually	LIBOR-BBA—
					Quarterly
954,400	2,720	(7)	10/18/27	3 month USD-	2.3125%—	(2,432)
				LIBOR-BBA—	Semiannually
				Quarterly
461,700	2,567	(3)	10/17/27	3 month USD-	2.2825%—	(2,421)
				LIBOR-BBA—	Semiannually
				Quarterly
361,500	3,394	(3)	10/18/27	2.24%—	3 month USD-	3,290
				Semiannually	LIBOR-BBA—
					Quarterly
1,590,600	11,341 E	(13)	11/20/27	2.275%—	3 month USD-	11,328
				Semiannually	LIBOR-BBA—
					Quarterly
596,800	4,661	(4)	10/18/27	3 month USD-	2.2576%—	(4,493)
				LIBOR-BBA—	Semiannually
				Quarterly
596,800	4,392	(4)	10/18/27	3 month USD-	2.26256%—	(4,223)
				LIBOR-BBA—	Semiannually
				Quarterly
596,800	4,512	(4)	10/18/27	3 month USD-	2.6031%—	(4,343)
				LIBOR-BBA—	Semiannually
				Quarterly
596,800	3,885	(4)	10/18/27	3 month USD-	2.27191%—	(3,714)
				LIBOR-BBA—	Semiannually
				Quarterly
596,800	3,999	(4)	10/18/27	3 month USD-	2.26987%—	(3,828)
				LIBOR-BBA—	Semiannually
				Quarterly
5,784,000	13,939 E	(42)	11/3/27	3 month USD-	2.32%—	(13,981)
				LIBOR-BBA—	Semiannually
				Quarterly
542,250	5,645	(4,602)	10/27/27	2.23%—	3 month USD-	1,012
				Semiannually	LIBOR-BBA—
					Quarterly
1,626,750	1,366	2,348	10/27/27	3 month USD-	2.35425%—	3,830
				LIBOR-BBA—	Semiannually
				Quarterly
913,000	3,442	(7)	10/23/27	2.303%—	3 month USD-	3,279
				Semiannually	LIBOR-BBA—
					Quarterly

Absolute Return 100 Fund 45

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$743,000	$728	$(5)	10/24/27	2.35552%—	3 month USD-	$(849)
				Semiannually	LIBOR-BBA—
					Quarterly
667,000	60	(5)	10/25/27	2.3457%—	3 month USD-	(148)
				Semiannually	LIBOR-BBA—
					Quarterly
667,000	140	(5)	10/25/27	2.34705%—	3 month USD-	(228)
				Semiannually	LIBOR-BBA—
					Quarterly
1,010,000	3,060	(7)	10/26/27	2.3784%—	3 month USD-	(3,171)
				Semiannually	LIBOR-BBA—
					Quarterly
694,100	2,075	(5)	10/27/27	3 month USD-	2.378%—	2,121
				LIBOR-BBA—	Semiannually
				Quarterly
270,000	1,004	(2)	10/26/27	2.386%—	3 month USD-	(1,034)
				Semiannually	LIBOR-BBA—
					Quarterly
476,000	2,480	(3)	10/26/27	2.4025%—	3 month USD-	(2,534)
				Semiannually	LIBOR-BBA—
					Quarterly
565,000	3,921	(4)	10/27/27	2.42166%—	3 month USD-	(3,969)
				Semiannually	LIBOR-BBA—
					Quarterly
565,000	4,158	(4)	10/27/27	2.4264%—	3 month USD-	(4,207)
				Semiannually	LIBOR-BBA—
					Quarterly
699,000	5,976	(5)	10/27/27	2.4395%—	3 month USD-	(6,038)
				Semiannually	LIBOR-BBA—
					Quarterly
1,161,700	9,805 E	(9)	11/29/27	2.45%—	3 month USD-	(9,814)
				Semiannually	LIBOR-BBA—
					Quarterly
792,100	5,869 E	(6)	12/6/27	2.4425%—	3 month USD-	(5,876)
				Semiannually	LIBOR-BBA—
					Quarterly
546,000	2,910	(4)	10/30/27	2.4026%—	3 month USD-	(2,909)
				Semiannually	LIBOR-BBA—
					Quarterly
546,000	2,948	(4)	10/30/27	2.40336%—	3 month USD-	(2,947)
				Semiannually	LIBOR-BBA—
					Quarterly
551,000	4,237	(4)	10/31/27	2.428%—	3 month USD-	(4,220)
				Semiannually	LIBOR-BBA—
					Quarterly
718,400	3,053	(5)	10/31/27	2.38997%—	3 month USD-	(3,031)
				Semiannually	LIBOR-BBA—
					Quarterly

46 Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$718,400	$2,917	$(5)	10/31/27	2.38792%—	3 month USD-	$(2,894)
				Semiannually	LIBOR-BBA—
					Quarterly
718,400	3,125	(5)	10/31/27	2.39108%—	3 month USD-	(3,103)
				Semiannually	LIBOR-BBA—
					Quarterly
498,000	1,001	(4)	11/1/27	2.36789%—	3 month USD-	(1,005)
				Semiannually	LIBOR-BBA—
					Quarterly
498,000	837	(4)	11/1/27	2.36421%—	3 month USD-	(840)
				Semiannually	LIBOR-BBA—
					Quarterly
498,000	891	(4)	11/1/27	2.3654%—	3 month USD-	(895)
				Semiannually	LIBOR-BBA—
					Quarterly
237,100	128 E	(2)	11/6/27	3 month USD-	2.342%—	(130)
				LIBOR-BBA—	Semiannually
				Quarterly
491,600	172 E	(4)	12/4/27	2.356%—	3 month USD-	168
				Semiannually	LIBOR-BBA—
					Quarterly
Total		$(21,412)				$266,054

E Extended effective date.

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$536,000	$2,750	$—	7/3/22	(1.9225%)—At	USA Non Revised	$2,750
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
536,000	2,584	—	7/3/27	2.085%—At	USA Non Revised	(2,584)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
616,000	4,329	—	7/5/22	(1.89%)—At	USA Non Revised	4,328
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
616,000	5,168	—	7/5/27	2.05%—At	USA Non Revised	(5,168)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
Total		$—				$(674)

Absolute Return 100 Fund 47

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,939	$43,000	$7,194	5/11/63	300 bp—	$(4,230)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,604	93,000	15,559	5/11/63	300 bp—	(9,900)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,483	186,000	31,118	5/11/63	300 bp—	(19,527)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,944	192,000	32,122	5/11/63	300 bp—	(21,066)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	82,621	1,628,000	97,192	5/11/63	200 bp—	(13,937)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,258	81,000	13,551	5/11/63	300 bp—	(3,246)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,753	272,000	45,506	5/11/63	300 bp—	(16,594)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,117	343,000	57,384	5/11/63	300 bp—	(20,067)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	114,512	1,071,000	179,178	5/11/63	300 bp—	(64,041)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	43,610	590,000	68,853	1/17/47	300 bp—	(24,899)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	1,889	62,000	3,701	5/11/63	200 bp—	(1,788)
Index						Monthly
CMBX NA A.6	A/P	5,714	87,000	5,194	5/11/63	200 bp—	554
Index						Monthly
CMBX NA A.6	A/P	6,818	138,000	8,239	5/11/63	200 bp—	(1,367)
Index						Monthly
CMBX NA A.6	A/P	4,549	145,000	8,657	5/11/63	200 bp—	(4,051)
Index						Monthly
CMBX NA A.6	A/P	6,712	217,000	12,955	5/11/63	200 bp—	(6,159)
Index						Monthly
CMBX NA A.6	A/P	35,368	695,000	41,492	5/11/63	200 bp—	(5,853)
Index						Monthly
CMBX NA A.6	A/P	54,456	849,000	50,685	5/11/63	200 bp—	4,100
Index						Monthly
CMBX NA A.7	A–/P	22,839	453,000	14,315	1/17/47	200 bp—	8,700
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,003	37,000	6,190	5/11/63	300 bp—	(2,165)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,019	37,000	6,190	5/11/63	300 bp—	(2,150)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,133	43,000	7,194	5/11/63	300 bp—	(5,036)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,096	43,000	7,194	5/11/63	300 bp—	(5,073)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,385	82,000	13,719	5/11/63	300 bp—	(2,286)
Index						Monthly

48 Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA A.6	A/P	$4,749	$145,000	8,657	5/11/63	200 bp—	$(3,851)
Index						Monthly
CMBX NA A.6	A/P	9,469	153,000	9,134	5/11/63	200 bp—	395
Index						Monthly
CMBX NA A.6	A/P	10,705	209,000	12,477	5/11/63	200 bp—	(1,691)
Index						Monthly
CMBX NA A.6	A/P	11,255	342,000	20,417	5/11/63	200 bp—	(9,030)
Index						Monthly
CMBX NA A.6	A/P	9,935	353,000	21,074	5/11/63	200 bp—	(11,002)
Index						Monthly
CMBX NA A.6	A/P	11,614	384,000	22,925	5/11/63	200 bp—	(11,162)
Index						Monthly
CMBX NA A.6	A/P	25,971	537,000	32,059	5/11/63	200 bp—	(5,879)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	$4,875	$39,000	$6,525	5/11/63	300 bp—	$(1,627)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,135	55,000	9,202	5/11/63	300 bp—	(3,034)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,268	98,000	16,395	5/11/63	300 bp—	(2,070)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,988	104,000	17,399	5/11/63	300 bp—	(2,351)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,113	109,000	18,236	5/11/63	300 bp—	(6,059)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,043	257,000	42,996	5/11/63	300 bp—	(4,804)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,043	257,000	42,996	5/11/63	300 bp—	(4,804)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,014	372,000	62,236	5/11/63	300 bp—	(23,005)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	135,202	1,129,000	188,882	5/11/63	300 bp—	(53,018)
Index						Monthly
Upfront premium received		896,201		Unrealized appreciation			13,749
Upfront premium (paid)		—		Unrealized depreciation			(376,822)
Total		$896,201		Total			$(363,073)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Absolute Return 100 Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(7,539)	$48,000	$9,235	1/17/47	(500 bp)—	$1,650
					Monthly
CMBX NA BB.7 Index	(7,838)	48,000	9,235	1/17/47	(500 bp)—	1,351
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(17,774)	1,007,000	264,539	5/11/63	(500 bp)—	245,786
					Monthly
CMBX NA BB.7 Index	(42,767)	260,000	50,024	1/17/47	(500 bp)—	7,005
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(46,444)	454,000	119,266	5/11/63	(500 bp)—	72,380
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	5,195	1/17/47	(500 bp)—	1,083
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	18,086	1/17/47	(500 bp)—	2,593
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	5,387	1/17/47	(500 bp)—	(325)
					Monthly
CMBX NA BBB–.7 Index	(8,458)	104,000	12,137	1/17/47	(300 bp)—	3,618
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	233	1/17/47	(300 bp)—	97
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	117	1/17/47	(300 bp)—	48
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	117	1/17/47	(300 bp)—	47
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(5,483)	39,000	10,245	5/11/63	(500 bp)—	4,724
					Monthly
CMBX NA BB.6 Index	(3,596)	25,000	6,568	5/11/63	(500 bp)—	2,948
					Monthly
CMBX NA BB.6 Index	(2,792)	21,000	5,517	5/11/63	(500 bp)—	2,704
					Monthly
CMBX NA BB.7 Index	(14,714)	94,000	18,086	1/17/47	(500 bp)—	3,280
					Monthly
CMBX NA BB.7 Index	(7,539)	48,000	9,235	1/17/47	(500 bp)—	1,650
					Monthly
CMBX NA BB.7 Index	(6,676)	39,000	7,504	1/17/47	(500 bp)—	789
					Monthly
CMBX NA BB.7 Index	(2,923)	18,000	3,463	1/17/47	(500 bp)—	522
					Monthly
CMBX NA BBB–.7 Index	(25,881)	281,000	32,793	1/17/47	(300 bp)—	6,748
					Monthly
CMBX NA BBB–.7 Index	(9,318)	112,000	13,070	1/17/47	(300 bp)—	3,687
					Monthly

50 Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(6,803)	$86,000	$10,036	1/17/47	(300 bp)—	$3,183
					Monthly
Upfront premium received	—		Unrealized appreciation			365,893
Upfront premium (paid)	(241,989)		Unrealized depreciation			(325)
Total	$(241,989)		Total			$365,568

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$2,659,333	$—
Corporate bonds and notes	—	78,035,012	—
Foreign government and agency bonds and notes	—	5,692,893
Mortgage-backed securities	—	50,603,676	—
Purchased options outstanding	—	90,836	—
Purchased swap options outstanding	—	346,109	—
U.S. government and agency mortgage obligations	—	13,457,642	—
U.S. treasury obligations	—	58,444	—
Short-term investments	37,177,199	32,328,566	—
Totals by level	$37,177,199	$183,272,511	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$7,009	$—
Written options outstanding	—	(82,476)	—
Written swap options outstanding	—	(739,478)	—
Forward premium swap option contracts	—	14,932	—
TBA sale commitments	—	(8,384,531)	—
Interest rate swap contracts		287,466
Total return swap contracts		(674)
Credit default contracts	—	(651,717)	—
Totals by level	$—	$(9,549,469)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 51

Statement of assets and liabilities 10/31/17

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $182,391,544)	$183,272,511
Affiliated issuers (identified cost $37,177,199) (Notes 1 and 5)	37,177,199
Interest and other receivables	760,240
Receivable for shares of the fund sold	3,542,908
Receivable for investments sold	303,947
Receivable for sales of delayed delivery securities (Note 1)	5,281,013
Receivable for variation margin on centrally cleared swap contracts (Note 1)	37,147
Unrealized appreciation on forward premium swap option contracts (Note 1)	64,620
Unrealized appreciation on forward currency contracts (Note 1)	11,534
Unrealized appreciation on OTC swap contracts (Note 1)	379,642
Premium paid on OTC swap contracts (Note 1)	241,989
Total assets	231,072,750

LIABILITIES
Payable for investments purchased	421,298
Payable for purchases of delayed delivery securities (Note 1)	9,383,227
Payable for shares of the fund repurchased	526,226
Payable for compensation of Manager (Note 2)	71,044
Payable for Trustee compensation and expenses (Note 2)	46,363
Payable for distribution fees (Note 2)	29,359
Payable for variation margin on centrally cleared swap contracts (Note 1)	15,345
Unrealized depreciation on OTC swap contracts (Note 1)	377,147
Premium received on OTC swap contracts (Note 1)	896,201
Unrealized depreciation on forward currency contracts (Note 1)	4,525
Unrealized depreciation on forward premium swap option contracts (Note 1)	49,688
Written options outstanding, at value (premiums $3,596,500) (Note 1)	821,954
TBA sale commitments, at value (proceeds receivable $8,400,117) (Note 1)	8,384,531
Other accrued expenses	1,244
Total liabilities	21,028,152

Net assets	$210,044,598

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$219,369,924
Undistributed net investment income (Note 1)	1,203,740
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,489,981)
Net unrealized appreciation of investments	3,960,915
Total — Representing net assets applicable to capital shares outstanding	$210,044,598

(Continued on next page)

52 Absolute Return 100 Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($74,648,904 divided by 7,357,111 shares)	$10.15
Offering price per class A share (100/99.00 of $10.15)*	$10.25
Net asset value and offering price per class B share ($1,212,083 divided by 119,957 shares)**	$10.10
Net asset value and offering price per class C share ($15,085,524 divided by 1,498,840 shares)**	$10.06
Net asset value and redemption price per class M share ($1,519,773 divided by 150,188 shares)	$10.12
Offering price per class M share (100/99.25 of $10.12)*	$10.20
Net asset value, offering price and redemption price per class P share
($46,078,331 divided by 4,514,971 shares)	$10.21
Net asset value, offering price and redemption price per class R share
($481,633 divided by 47,266 shares)	$10.19
Net asset value, offering price and redemption price per class R6 share
($451,527 divided by 44,233 shares)	$10.21
Net asset value, offering price and redemption price per class Y share
($70,566,823 divided by 6,928,444 shares)	$10.19

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 53

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Interest (including interest income of $222,156 from investments in affiliated issuers) (Note 5)	$6,224,375
Total investment income	6,224,375

EXPENSES
Compensation of Manager (Note 2)	801,731
Distribution fees (Note 2)	379,307
Other	2,465
Total expenses	1,183,503
Expense reduction (Note 2)	(734)
Net expenses	1,182,769

Net investment income	5,041,606

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(1,095,945)
Net realized loss on forward currency contracts (Note 1)	(10,389)
Net realized gain on foreign currency transactions (Note 1)	310
Net realized gain on swap contracts (Note 1)	1,859,199
Net realized loss on futures contracts (Note 1)	(82,367)
Net realized loss on written options (Note 1)	(542,663)
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	1,185,196
Net unrealized appreciation of forward currency contracts during the year	7,009
Net unrealized depreciation of swap contracts during the year	(253,914)
Net unrealized appreciation of futures contracts during the year	11,343
Net unrealized appreciation of written options during the year	1,146,298
Net gain on investments	2,224,077

Net increase in net assets resulting from operations	$7,265,683

The accompanying notes are an integral part of these financial statements.

54 Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income	$5,041,606	$4,949,498
Net realized gain (loss) on investments
and foreign currency transactions	128,145	(4,160,073)
Net unrealized appreciation of investments	2,095,932	1,840,252
Net increase in net assets resulting from operations	7,265,683	2,629,677
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,130,656)	(1,760,481)
Class B	(37,062)	(20,226)
Class C	(293,613)	(189,140)
Class M	(43,595)	(28,057)
Class P	(898,010)	—
Class R	(6,391)	—
Class R5	—	(189)
Class R6	(12,941)	(9,662)
Class Y	(1,718,985)	(1,839,348)
Decrease from capital share transactions (Note 4)	(5,022,569)	(27,145,909)
Total decrease in net assets	(2,898,139)	(28,363,335)

NET ASSETS
Beginning of year	212,942,737	241,306,072
End of year (including undistributed net investment
income of $1,203,740 and $2,117,826, respectively)	$210,044,598	$212,942,737

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund 55

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class A
October 31, 2017	$10.04	.24	.11	.35	(.24)	(.24)	$10.15	3.60	$74,649.65		2.40	256[d]
October 31, 2016	10.07	.21	(.08)	.13	(.16)	(.16)	10.04	1.29	90,313.62		2.11	129[d]
October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	(.13)	10.07	(.49)	113,553.66		1.28	105[d]
October 31, 2014	10.26	.13	.01	.14	(.15)	(.15)	10.25	1.37	136,276.64		1.32	98[d]
October 31, 2013	10.16	.15	.03	.18	(.08)	(.08)	10.26	1.73	160,057	.64[f]	1.49[f]	81[g]
Class B
October 31, 2017	$10.00	.22	.11	.33	(.23)	(.23)	$10.10	3.34	$1,212.85		2.19	256[d]
October 31, 2016	10.03	.19	(.09)	.10	(.13)	(.13)	10.00	1.01	1,633.82		1.92	129[d]
October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	(.11)	10.03	(.64)	1,617.86		1.09	105[d]
October 31, 2014	10.21	.11	.01	.12	(.13)	(.13)	10.20	1.19	2,467.84		1.12	98[d]
October 31, 2013	10.12	.13	.02	.15	(.06)	(.06)	10.21	1.45	3,080	.84[f]	1.27[f]	81[g]
Class C
October 31, 2017	$9.95	.16	.11	.27	(.16)	(.16)	$10.06	2.71	$15,086	1.40	1.64	256[d]
October 31, 2016	9.98	.13	(.08)	.05	(.08)	(.08)	9.95	.53	19,601	1.37	1.37	129[d]
October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	(.05)	9.98	(1.20)	23,503	1.41	.53	105[d]
October 31, 2014	10.15	.06	—[e]	.06	(.06)	(.06)	10.15	.58	26,468	1.39	.56	98[d]
October 31, 2013	10.05	.08	.02	.10	—	—	10.15	1.00	30,621	1.39[f]	.75[f]	81[g]
Class M
October 31, 2017	$10.02	.24	.10	.34	(.24)	(.24)	$10.12	3.48	$1,520.70		2.35	256[d]
October 31, 2016	10.05	.21	(.09)	.12	(.15)	(.15)	10.02	1.24	1,803.67		2.08	129[d]
October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	(.13)	10.05	(.53)	1,942.71		1.24	105[d]
October 31, 2014	10.24	.13	—[e]	.13	(.14)	(.14)	10.23	1.31	2,059.69		1.27	98[d]
October 31, 2013	10.14	.15	.02	.17	(.07)	(.07)	10.24	1.70	2,609	.69[f]	1.45[f]	81[g]
Class P
October 31, 2017	$10.08	.27	.11	.38	(.25)	(.25)	$10.21	3.87	$46,078.40		2.69	256[d]
October 31, 2016†	10.07	.04	(.03)	.01	—	—	10.08	.10*	34,724	.06*	.40 *	129[d]
Class R
October 31, 2017	$10.09	.24	.09	.33	(.23)	(.23)	$10.19	3.36	$482.90		2.33	256[d]
October 31, 2016	10.00	.19	(.10)	.09	—	—	10.09	.90	286.87		1.98	129[d]
October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	(.11)	10.00	(.67)	37.91		1.06	105[d]
October 31, 2014	10.19	.11	—[e]	.11	(.12)	(.12)	10.18	1.12	214.89		1.06	98[d]
October 31, 2013	10.10	.13	.02	.15	(.06)	(.06)	10.19	1.50	311	.89[f]	1.26[f]	81[g]
Class R6
October 31, 2017	$10.10	.27	.11	.38	(.27)	(.27)	$10.21	3.87	$452.40		2.68	256[d]
October 31, 2016	10.13	.24	(.09)	.15	(.18)	(.18)	10.10	1.55	530.37		2.38	129[d]
October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	(.16)	10.13	(.22)	525.41		1.54	105[d]
October 31, 2014	10.32	.16	.01	.17	(.18)	(.18)	10.31	1.63	583.39		1.56	98[d]
October 31, 2013	10.21	.16[h]	.04	.20	(.09)	(.09)	10.32	1.97	509	.39[f]	1.57[f,h]	81[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56 Absolute Return 100 Fund	Absolute Return 100 Fund 57

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)
Class Y
October 31, 2017	$10.08	.27	.11	.38	(.27)	(.27)	$10.19	3.88	$70,567.40		2.71	256[d]
October 31, 2016	10.11	.24	(.09)	.15	(.18)	(.18)	10.08	1.55	64,053.37		2.39	129[d]
October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	(.16)	10.11	(.22)	100,119.41		1.54	105[d]
October 31, 2014	10.30	.16	—[e]	.16	(.17)	(.17)	10.29	1.61	107,117.39		1.54	98[d]
October 31, 2013	10.21	.18	.02	.20	(.11)	(.11)	10.30	1.94	78,562	.39[f]	1.74[f]	81[g]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

10/31/13
Class A	0.10%
Class B	0.10
Class C	0.10
Class M	0.10
Class R	0.10
Class R6	0.07
Class Y	0.10

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %
October 31, 2013	126%

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 100 Fund	Absolute Return 100 Fund 59

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

60 Absolute Return 100 Fund

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Absolute Return 100 Fund 61

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

62 Absolute Return 100 Fund

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return

Absolute Return 100 Fund 63

swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the

64 Absolute Return 100 Fund

fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,044,697 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $830,825 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder

Absolute Return 100 Fund 65

redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2017, the fund had a capital loss carryover of $12,716,815 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$10,897,305	$326,439	$11,223,744	*
1,493,071	N/A	1,493,071	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts, from interest-only securities, and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $814,439 to decrease undistributed net investment income and $814,439 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

66 Absolute Return 100 Fund

Unrealized appreciation	$1,697,836
Unrealized depreciation	(2,226,636)
Net unrealized depreciation	(528,800)
Undistributed ordinary income	3,920,289
Capital loss carryforward	(12,716,815)
Cost for federal income tax purposes	$211,429,041

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.400% of the fund’s average net assets before a decrease of $9,226 (0.005% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management

Absolute Return 100 Fund 67

or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $734 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $149, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

68 Absolute Return 100 Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$195,241
Class B	1.00%	0.45%	6,312
Class C	1.00%	1.00%	171,429
Class M	1.00%	0.30%	4,800
Class R	1.00%	0.50%	1,525
Total			$379,307

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies and $40 from the sale of class A and class M shares, respectively, and received $63 and $188 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $17 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$362,519,088	$352,333,134
U.S. government securities (Long-term)	—	—
Total	$362,519,088	$352,333,134

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	2,721,334	$27,321,036	3,728,803	$37,017,539
Shares issued in connection with
reinvestment of distributions	184,366	1,817,847	153,994	1,523,000
	2,905,700	29,138,883	3,882,797	38,540,539
Shares repurchased	(4,545,229)	(45,482,934)	(6,161,123)	(61,032,040)
Net decrease	(1,639,529)	$(16,344,051)	(2,278,326)	$(22,491,501)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	32,842	$327,479	62,796	$620,513
Shares issued in connection with
reinvestment of distributions	2,607	25,623	1,655	16,336
	35,449	353,102	64,451	636,849
Shares repurchased	(78,762)	(786,767)	(62,462)	(618,586)
Net increase (decrease)	(43,313)	$(433,665)	1,989	$18,263

Absolute Return 100 Fund 69

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	129,855	$1,293,728	654,938	$6,436,113
Shares issued in connection with
reinvestment of distributions	25,780	253,673	15,482	152,655
	155,635	1,547,401	670,420	6,588,768
Shares repurchased	(627,569)	(6,258,963)	(1,055,401)	(10,402,243)
Net decrease	(471,934)	$(4,711,562)	(384,981)	$(3,813,475)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	20,741	$207,672	32,706	$324,342
Shares issued in connection with
reinvestment of distributions	4,411	43,360	2,798	27,616
	25,152	251,032	35,504	351,958
Shares repurchased	(54,952)	(547,724)	(48,823)	(484,293)
Net decrease	(29,800)	$(296,692)	(13,319)	$(132,335)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 10/31/17		TO 10/31/16
Class P	Shares	Amount	Shares	Amount
Shares sold	2,137,662	$21,556,853	3,823,934	$38,488,438
Shares issued in connection with
reinvestment of distributions	90,800	898,010	—	—
	2,228,462	22,454,863	3,823,934	38,488,438
Shares repurchased	(1,158,568)	(11,670,406)	(378,857)	(3,822,610)
Net increase	1,069,894	$10,784,457	3,445,077	$34,665,828

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	30,137	$305,219	70,172	$701,725
Shares issued in connection with
reinvestment of distributions	521	5,170	—	—
	30,658	310,389	70,172	701,725
Shares repurchased	(11,767)	(118,882)	(45,518)	(456,818)
Net increase	18,891	$191,507	24,654	$244,907

			PERIOD ENDED 10/31/16*
Class R5			Shares	Amount
Shares sold			—	$—
Shares issued in connection with reinvestment of distributions			19	189
			19	189
Shares repurchased			(1,048)	(10,338)
Net decrease			(1,029)	$(10,149)

70 Absolute Return 100 Fund

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,890	$59,443	14,905	$147,240
Shares issued in connection with
reinvestment of distributions	1,309	12,941	973	9,662
	7,199	72,384	15,878	156,902
Shares repurchased	(15,418)	(155,979)	(15,248)	(151,006)
Net increase (decrease)	(8,219)	$(83,595)	630	$5,896

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,993,124	$40,231,847	6,339,402	$63,037,866
Shares issued in connection with
reinvestment of distributions	164,222	1,620,871	171,150	1,696,096
	4,157,346	41,852,718	6,510,552	64,733,962
Shares repurchased	(3,583,702)	(35,981,686)	(10,055,815)	(100,367,305)
Net increase (decrease)	573,644	$5,871,032	(3,545,263)	$(35,633,343)

* Effective February 1, 2016, the fund has terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R6	1,078	2.4%	$11,006

At the close of the reporting period, a fund within the Putnam RetirementReady Funds owned 6.8% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/16	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Short Term
Investment Fund*	$16,690,663	$286,404,850	$265,918,314	$222,156	$37,177,199
Total Short-term
investments	$16,690,663	$286,404,850	$265,918,314	$222,156	$37,177,199

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including

Absolute Return 100 Fund 71

mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$12,600,000
Purchased swap option contracts (contract amount)	$84,800,000
Written TBA commitment option contracts (contract amount)	$25,200,000
Written swap option contracts (contract amount)	$100,300,000
Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$120,000
Centrally cleared interest rate swap contracts (notional)	$110,700,000
OTC total return swap contracts (notional)	$530,000
Centrally cleared total return swap contracts (notional)	$530,000
OTC credit default contracts (notional)	$11,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$607,557	Payables	$1,259,274
Foreign exchange
contracts	Receivables	11,534	Payables	4,525
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,014,020*	Unrealized depreciation	1,097,305*
Total		$1,633,111		$2,361,104

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

72 Absolute Return 100 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$76,933	$76,933
Foreign exchange contracts	—	—	(10,389)	—	$(10,389)
Interest rate contracts	(1,065,777)	(82,367)	—	1,782,266	$634,122
Total	$(1,065,777)	$(82,367)	$(10,389)	$1,859,199	$700,666

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(144,967)	$(144,967)
Foreign exchange contracts	—	—	7,009	—	$7,009
Interest rate contracts	864,533	11,343	—	(108,947)	$766,929
Total	$864,533	$11,343	$7,009	$(253,914)	$628,971

Absolute Return 100 Fund 73

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$36,722	$—	$—	$—	$—	$—	$—	$—	$—	$36,722
Centrally cleared total return swap
contracts§	—	—	425	—	—	—	—	—	—	—	—	425
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	18,378	313,332	159,887	—	115,960	—	—	607,557
Forward currency contracts #	—	—	—	—	—	—	—	—	—	—	11,534	11,534
Forward premium swap
option contracts #	32,721	—	—	7,968	—	72	—	23,859	—	—	—	64,620
Purchased swap options **#	73,976	—	—	87,834	—	42,123	60,289	81,887	—	—	—	346,109
Purchased options **#	—	—	—	—	—	—	—	90,836	—	—	—	90,836
Total Assets	$106,697	$—	$37,147	$95,802	$18,378	$355,527	$220,176	$196,582	$115,960	$—	$11,534	$1,157,803
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	14,998	—	—	—	—	—	—	—	—	14,998
Centrally cleared total return swap
contracts§	—	—	347	—	—	—	—	—	—	—	—	347
OTC Credit default contracts —
protection sold *#	85,693	—	—	—	—	459,655	184,555	—	529,371	—	—	1,259,274
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts #	—	—	—	—	—	—	4,525	—	—	—	—	4,525
Forward premium swap
option contracts #	21,801	8,337	—	2,726	—	—	769	15,444	—	611	—	49,688
Written swap options #	69,678	—	—	118,671	—	32,395	68,491	450,243	—	—	—	739,478
Written options #	—	—	—	—	—	—	—	82,476	—	—	—	82,476
Total Liabilities	$177,172	$8,337	$15,345	$121,397	$—	$492,050	$258,340	$548,163	$529,371	$611	$—	$2,150,786
Total Financial and Derivative
Net Assets	$(70,475)	$(8,337)	$21,802	$(25,595)	$18,378	$(136,523)	$(38,164)	$(351,581)	$(413,411)	$(611)	$11,534	$(992,983)

74 Absolute Return 100 Fund	Absolute Return 100 Fund 75

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	Total
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$(109,747)	$—	$(351,581)	$(334,286)	$—	$—
Net amount	$(70,475)	$(8,337)	$21,802	$(25,595)	$18,378	$(26,776)	$(38,164)	$—	$(79,125)	$(611)	$11,534
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(109,747)	$—	$(386,792)	$(334,286)	$—	$—	$(830,825)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $2,269,535.

76 Absolute Return 100 Fund	Absolute Return 100 Fund 77

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

78 Absolute Return 100 Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Absolute Return 100 Fund 79

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

80 Absolute Return 100 Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Absolute Return 100 Fund 81

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

82 Absolute Return 100 Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 100 Fund 83

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

84 Absolute Return 100 Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered	James F. Clark
Public Accounting Firm	Vice President and
KPMG LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN104 308589 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$103,873	$ —	$5,850	$ —
October 31, 2016	$94,632	$ —	$5,700	$ —

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,850 and $5,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$ —	$ —	$ —

October 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017